SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2005

Xcel Energy Inc.
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

1-3034	41-0448030
(Commission File Number)	(IRS Employer Identification No.)

800 Nicollet Mall, Mpls, MN	55402
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 612-330-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On May 25, 2005 at the Annual Meeting of the Shareholders of Xcel Energy Inc., the shareholders, upon the recommendation of the Company’s Board of Directors, approved the adoption of the Xcel Energy Inc. 2005 Omnibus Incentive Plan and the Xcel Energy Inc. Executive Annual Incentive Award Plan (effective May 25, 2005).

•                  The Xcel Energy Inc. 2005 Omnibus Incentive Plan (Omnibus Plan). The Omnibus Plan is a stock and stock equivalent award plan designed to provide the Governance, Compensation and Nominating Committee (Compensation Committee) with the opportunity to award executives stock options, stock appreciation rights, performance awards, restricted stock, restricted stock units, bonus stock and similar type awards.  A maximum of 8,323,800 shares may be issued under the Omnibus Plan, subject to specified anti-dilution adjustments.  A more detailed summary of the material features of the Omnibus Plan is set forth in the Company’s proxy statement for the 2005 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 11, 2005. The summary in the proxy statement and the description of the Omnibus Plan contained herein are qualified in their entirety by reference to the full text of the Omnibus Plan, which is included as part of the proxy statement and filed as Exhibit 10.01 to this Form 8-K.

•                  The Xcel Energy Inc. Executive Annual Incentive Award Plan (effective May 25, 2005) (Annual Plan). The Annual Plan is designed to provide incentive awards to selected executives of the Company payable in cash or common stock of the Company based upon the criteria established by the Compensation Committee and may be dependent upon the attainment of pre-established performance goals approved by the Compensation Committee.. A maximum of 1,200,000 shares may be issued under the Annual Plan, subject to specified anti-dilution adjustments.  A more detailed summary of the material features of the Annual Plan is set forth in the Company’s proxy statement for the 2005 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 11, 2005. The summary in the proxy statement and the description of the Annual Plan contained herein are qualified in their entirety by reference to the full text of the Annual Plan, which is included as part of the proxy statement and filed as Exhibit 10.02 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

*  Indicates incorporation by reference.

Exhibit No.	Description
10.01 *	Xcel Energy Inc. 2005 Omnibus Incentive Plan (Appendix B to Schedule 14A, Definitive Proxy Statement filed April 11, 2005, file no. 001-03034)
10.02 *	Xcel Energy Inc. Executive Annual Incentive Award Plan (effective May 25, 2005) (Appendix C to Schedule 14A, Definitive Proxy Statement filed April 11, 2005, file no. 001-03034)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xcel Energy Inc.
(a Minnesota Corporation)

/s/ CATHY J. HART
Cathy J. Hart
Vice President and Corporate Secretary

June 2, 2005